                                                                   EXHIBIT 10.56

                                                                  EXECUTION COPY


================================================================================


                            PARTICIPATION AGREEMENT



                                     among


                           HANOVER COMPRESSION INC.,
                                  as Lessee,


                        HANOVER EQUIPMENT TRUST 2000B,
                          a Delaware business trust,
                                  as Lessor,


                  BANK HAPOALIM B.M. and FBTC LEASING CORP.,
                                 as Investors,


                        NATIONAL WESTMINSTER BANK PLC,
                              as Managing Agent,


                CITIBANK, N.A., CREDIT SUISSE FIRST BOSTON and
                      THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                 as Co-Agents,


                           THE CHASE MANHATTAN BANK,
                                   as Agent



                                      and


                          THE LENDERS PARTIES HERETO


                            _______________________


                         Dated as of October 27, 2000


                            _______________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
                                                                                                               ----
SECTION 1.     THE LOANS..................................................................................        1
----------     --------
     1.1       Loans......................................................................................        1
     ---       -----
     1.2       Credit Agreement...........................................................................        1
     ---       ----------------
     1.3       Collateral For Loans.......................................................................        1
     ---       --------------------
     1.4       Guarantee..................................................................................        1
     ---       ---------

SECTION 2.     INVESTOR CONTRIBUTION......................................................................        1
----------     ---------------------
     2.1       Investor Contribution......................................................................        1
     ---       ---------------------

SECTION 3.     SUMMARY OF THE TRANSACTIONS................................................................        2
----------     ---------------------------
     3.1       Operative Agreements.......................................................................        2
     ---       --------------------
     3.2       Equipment Purchase and Lease...............................................................        2
     ---       ----------------------------
     3.3       Aggregate Tranche A Percentage; Tranche A Percentage.......................................        2
     ---       ----------------------------------------------------

SECTION 4.     THE CLOSINGS...............................................................................        2
----------     ------------
     4.1       Initial Closing Date.......................................................................        2
     ---       --------------------
     4.2       Subsequent Closing Dates...................................................................        2
     ---       ------------------------

SECTION 5.     FUNDING OF ADVANCES........................................................................        3
----------     -------------------
     5.1       General....................................................................................        3
     ---       -------
     5.2       Procedures for Funding.....................................................................        3
     ---       ----------------------

SECTION 6.     CONDITIONS OF THE CLOSINGS AND ADVANCES....................................................        3
----------     ---------------------------------------
     6.1       General Conditions to the Investors' and the Lenders' Obligations to Make Loans and
     ---       -----------------------------------------------------------------------------------
               Investor Contributions.....................................................................        3
               ----------------------
     6.2       Conditions to the Investors' and the Lenders' Obligations to Make Advances to pay
     ---       ---------------------------------------------------------------------------------
               Equipment Acquisition Costs................................................................        6
               ---------------------------

SECTION 7.     REPRESENTATIONS AND WARRANTIES.............................................................        8
----------     ------------------------------

     7.1       Representations and Warranties of the Investors on the Initial Closing Date................        8
     ---       ---------------------------------------------------------------------------
     7.2       Representations and Warranties of Lessor on the Initial Closing Date.......................        9
     ---       --------------------------------------------------------------------
     7.3       Representations and Warranties of the Lessee on the Initial Closing Date...................       11
     ---       ------------------------------------------------------------------------
     7.4       Representations and Warranties of the Trust Company on the Initial Closing Date............       11
     ---       -------------------------------------------------------------------------------
     7.5       Representations and Warranties of the Lessee on Equipment Closing Dates....................       12
     ---       -----------------------------------------------------------------------
     7.6       Representations and Warranties of the Lessor on Equipment Closing Dates....................       15
     ---       -----------------------------------------------------------------------

SECTION 8.     PAYMENT OF CERTAIN EXPENSES................................................................       15
----------     ---------------------------
     8.1       Transaction Expenses.......................................................................       15
     ---       --------------------
     8.2       Brokers' Fees and Stamp Taxes..............................................................       16
     ---       -----------------------------
     8.3       Certain Fees and Expenses..................................................................       16
     ---       --------------------------

     8.4       Credit Agreement and Related Obligations...................................................       16
     ---       ----------------------------------------
     8.5       Commitment Fees............................................................................       17
     ---       ---------------
     8.6       Overdue Rate...............................................................................       17
     ---       ------------
     8.7       Continuous Perfection of Security Interests................................................       17
     ---       -------------------------------------------
     8.8       Oklahoma Equipment Subleases...............................................................       17
     ---       ----------------------------

SECTION 9.     OTHER COVENANTS AND AGREEMENTS.............................................................       17
----------     ------------------------------
     9.1       Covenants of the Trust and the Investors and the Trust Company.............................       17
     ---       --------------------------------------------------------------
     9.2       Repayment of Certain Amounts on Maturity Date..............................................       19
     ---       ---------------------------------------------
     9.3       Amendment of Certain Documents.............................................................       19
     ---       ------------------------------
     9.4       Proceeds of Casualty.......................................................................       20
     ---       --------------------
     9.5       Intercreditor Agreement....................................................................       20
     ---       -----------------------
     9.6       Appraisal..................................................................................       20
     ---       ---------

SECTION 10.    CREDIT AGREEMENT...........................................................................       20
-----------    ----------------
     10.1      Lessee's Credit Agreement Rights...........................................................       20
     ----      --------------------------------

SECTION 11.    TRANSFER OF INTEREST.......................................................................       21
-----------    --------------------
     11.1      Restrictions on Transfer...................................................................       21
     ----      -----------------------
     11.2      Effect of Transfer.........................................................................       22
     ----      ------------------

SECTION 12.    INDEMNIFICATION............................................................................       22
-----------    ---------------
     12.1      General Indemnity..........................................................................       22
     ----      -----------------
     12.2      General Tax Indemnity......................................................................       23
     ----      ---------------------

SECTION 13.    MISCELLANEOUS..............................................................................       26
-----------    -------------
     13.1      Survival of Agreements.....................................................................       26
     ----      ----------------------
     13.2      No Broker, etc.............................................................................       27
     ----      --------------
     13.3      Notices....................................................................................       27
     ----      -------
     13.4      Counterparts...............................................................................       28
     ----      ------------
     13.5      Amendments and Termination.................................................................       28
     ----      --------------------------
     13.6      Headings, etc..............................................................................       29
     ----      -------------
     13.7      Parties in Interest........................................................................       29
     ----      -------------------
     13.8      GOVERNING LAW..............................................................................       29
     ----      -------------
     13.9      Severability...............................................................................       29
     ----      ------------
     13.10     Liability Limited..........................................................................       29
     -----     -----------------
     13.11     Rights of Lessee...........................................................................       29
     -----     ----------------
     13.12     Further Assurances.........................................................................       29
     -----     ------------------
     13.13     Successors and Assigns.....................................................................       30
     -----     ----------------------
     13.14     No Representation or Warranty..............................................................       30
     -----     -----------------------------
     13.15     Highest Lawful Rate........................................................................       30
     -----     -------------------
     13.16     Waiver.....................................................................................       31
     -----     ------

Annex A        Rules of Usage and Definitions
Annex B        Pricing Grid

Exhibits
--------

Exhibit A      Form of Assignment of Leases and Consent to Assignment
Exhibit B      Form of Security Agreement
Exhibit C      Form of Guarantee
Exhibit D      Form of Requisition
Exhibit E      Equipment Closing Certificate

          PARTICIPATION AGREEMENT dated as of October 27, 2000 (this "Agreement"), among HANOVER COMPRESSION INC., a Delaware corporation (the "Lessee"); HANOVER EQUIPMENT TRUST 2000B, a Delaware business trust (the "Trust"
 ------                                                                   -----
or the "Lessor"); THE CHASE MANHATTAN BANK, a New York banking corporation, as
        ------
agent (in such capacity, the "Agent"); NATIONAL WESTMINSTER BANK PLC, as
                              -----
managing agent (the "Managing Agent"), CITIBANK, N.A., CREDIT SUISSE FIRST
                     --------------
BOSTON and THE INDUSTRIAL BANK OF JAPAN, LTD., as Co-Agents (the "Co-Agents");
                                                                  ---------
BANK HAPOALIM B.M. and FBTC LEASING CORP., as Investors (the "Investors");
                                                              ---------
WILMINGTON TRUST COMPANY, in its individual capacity, and each of the financial institutions listed on the signature pages hereof (each, a "Lender";
                                                            ------
collectively, the "Lenders").  Capitalized terms used but not otherwise defined
                   -------
in this Agreement shall have the meanings set forth in Annex A hereto.

                             Preliminary Statement
                             ---------------------

          In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.     THE LOANS

          1.1  Loans. The Lenders have agreed to make loans to the Lessor in an
          ----------
aggregate principal amount of up to $167,411,167 in order for the Lessor to acquire the Equipment and to pay other Equipment Acquisition Costs.

          1.2  Credit Agreement. The Loans shall be made pursuant to the Credit
          ---------------------
Agreement. Pursuant to this Agreement and the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Lessee.

          1.3  Collateral For Loans. The Loans and the obligations of the Lessor
          -------------------------
under the Credit Agreement shall be secured by, inter alia, (i) a first priority
                                                ----- ----
assignment of the Lease, granted pursuant to the Assignment of Lease and consented to by the Lessee pursuant to the Consent to Assignment (in each case in the respective forms set forth on Exhibit A hereto), and (ii) a first
                                     ---------
priority security interest in each piece of Equipment pursuant to a Security Agreement in the form set forth on Exhibit B hereto.
                                   ---------

          1.4  Guarantee. The obligations of the Lessor under the Credit
          --------------
Agreement shall be guaranteed by the Guarantors to the extent provided in the Guarantee (in the form attached hereto as Exhibit C).
                                          ---------

          SECTION 2.     INVESTOR CONTRIBUTION

          2.1  Investor Contribution. Subject to the terms and conditions of
          --------------------------
this Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on the first Equipment Closing Date, the Investors shall make an investment in the Lessor (an "Investor Contribution") in an amount equal to the Investor Commitment. The
 ---------------------
Lessor shall use the Investor Contributions to pay a portion of the Equipment Acquisition Costs simultaneously and pro rata with the Loans advanced by the Lenders. The Lessee shall have the right to prepay the Investor Contribution, in connection with the exercise by the Lessee of its right to direct the Lessor to prepay the Loans in accordance with Section 10.1(e).

          SECTION 3.     SUMMARY OF THE TRANSACTIONS

          3.1  Operative Agreements. On the Initial Closing Date, each of the
          -------------------------
respective parties thereto shall execute and deliver this Agreement, the Lease, the Security Agreement, the Notes, the Guarantee, the Credit Agreement, the Assignment of Lease, the Consent to Assignment, and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

          3.2  Equipment Purchase and Lease. (a) On each Equipment Closing Date
          ---------------------------------
and subject to the terms and conditions of this Agreement and the Credit Agreement (i) the Lenders will make Loans in accordance with Section 5 hereof and the terms and provisions of the Credit Agreement, which Loans will be secured by the Security Agreement executed and delivered by the Lessor and joined in by the Lessee, (ii) the Lessor will purchase all right, title and interest of Lessee in and to each piece of Equipment to be purchased on such Equipment Closing Date and (iii) the Lessor will simultaneously lease all of its right, title and interest in such Equipment to the Lessee by executing and delivering a Lease Supplement.

          (b) On each Equipment Closing Date, the Lessee shall certify to the Agent on the Equipment Closing Certificate the Tranche A Percentage for each piece of Equipment being acquired on such Equipment Closing Date. The Tranche A Percentage so certified shall be the Tranche A Percentage for such piece of Equipment for the duration of the Term.

          3.3  Aggregate Tranche A Percentage; Tranche A Percentage. (a)
          ---------------------------------------------------------
Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee agrees that in no event shall the Lessee specify a piece of Equipment for the Lessor to acquire and lease pursuant to the execution and delivery of a Lease Supplement if the Aggregate Tranche A Percentage after giving effect to the acquisition and lease pursuant to the execution and delivery of a Lease Supplement of such Equipment would be less than 85%.

          (b) Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee agrees that in no event shall the Lessee specify a piece of Equipment for the Lessor to acquire and lease pursuant to the execution and delivery of a Lease Supplement if the Tranche A Percentage with respect to such Equipment would be less than 85%.

          SECTION 4.     THE CLOSINGS

          4.1  Initial Closing Date. All documents and instruments required to
          -------------------------
be delivered on the Initial Closing Date shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Agent and the Lessee.

          4.2  Subsequent Closing Dates. The Lessee shall deliver to the Lessor,
          -----------------------------
the Investors and the Agent a Requisition appropriately completed, in connection with each Closing Date.

                                                                               3
          SECTION 5.     FUNDING OF ADVANCES

          5.1  General. To the extent funds have been made available to the
          ------------
Lessor as Loans and Investor Contributions, the Lessor will: (i) acquire the Equipment in accordance with the terms of this Agreement and the other Operative Agreements; (ii) on behalf of the Lessee, pay Transaction Expenses; and (iii) pay all other Equipment Acquisition Costs.

          5.2  Procedures for Funding. (a) Not less than three Business Days
          ---------------------------
prior to each proposed Closing Date (other than the Initial Closing Date), the Lessee shall deliver to the Investors and the Agent, a requisition (a "Requisition"), appropriately completed, in the form of Exhibit D hereto.
 -----------                                            ---------

          (b) Each Requisition shall: (i) be irrevocable; and (ii) request funds in an amount of at least $200,000 (or such lesser amounts as shall be equal to the total aggregate of the Available Commitments plus the Available Investor Commitment at such time) for the payment of Equipment Acquisition Costs or other Equipment Acquisition Costs which have previously been incurred and were not the subject of and funded pursuant to a prior Requisition, in each case as specified in the Requisition.

          (c) So long as no Default or Event of Default has occurred and is continuing and subject to the Lessor and the Agent having each received the materials required by Section 6.1 and/or 6.2, as applicable, on each Equipment Closing Date (i) the Lenders shall make Loans to the Lessor in an aggregate amount not to exceed 97% of the aggregate funds specified in any Requisition, up to an aggregate principal amount equal to the Available Commitments; (ii) with respect to the first Equipment Closing Date, the Investors shall have made an Investor Contribution in an amount equal to the Investor Commitment; and (iii) the total amount of such Loans made on such date and Investor Contribution made on the first Equipment Closing Date shall be used to fully cover the aggregate Equipment Cost (after giving effect to amounts to be paid in connection with the Equipment Acquisition Cost for such Equipment Closing Date).

          (d) Notwithstanding anything to the contrary in this Agreement, (i) the Lenders shall not be required to make Loans in an aggregate amount with respect to all the Equipment in excess of 97% of the amount allocated to all such Equipment (after giving effect to the Equipment purchased in connection with the Requisition).

          SECTION 6.     CONDITIONS OF THE CLOSINGS AND ADVANCES

          6.1  General Conditions to the Investors' and the Lenders'
          ----------------------------------------------------------
Obligations to Make Loans and Investor Contributions. The agreement of each
----------------------------------------------------
Lender to make Loans, and the Investors to make Investor Contributions, is subject to the satisfaction or waiver, immediately prior to or concurrently with the making of such Loans and Investor Contribution, of the following conditions precedent:

          (a)  Operative Agreements. Each of the Operative Agreements entered
               --------------------
     into on the Initial Closing Date or subsequently on an Equipment Closing Date shall have been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no event of default thereunder or default under Section 17.1(a) or (b) of the Lease shall exist (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent and the Investors shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which the Agent shall have received the originals thereof);

          (b)  Taxes. All taxes, fees and other charges in connection with the
               -----
     execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the reasonable satisfaction of the Agent and both Investors;

          (c)  Governmental Approvals. All necessary (or, in the reasonable
               ----------------------
     opinion of the Agent, the Investors and their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or after the date hereof or by any change in fact or circumstances since the date hereof, shall have been obtained or made and be in full force and effect;

          (d)  Insurance. The Agent and the Investors shall have received
               ---------
     evidence in form and substance reasonably satisfactory to them that all of the requirements of Section 14 of the Lease shall have been satisfied (which evidence shall include a report from a reputable insurance broker certifying that all such requirements have been satisfied and otherwise in form and substance satisfactory to Agent and both Investors);

          (e)  Legal Requirements. The transactions contemplated by the
               ------------------
     Operative Agreements do not and will not violate in any respect any Legal Requirements that would reasonably be expected to have a Material Adverse Effect and do not and will not subject the Agent, any Lender or the Investors to any adverse regulatory prohibitions or constraints;

          (f)  Corporate Proceedings of the Lessee and Each Guarantor. On the
               ------------------------------------------------------
     Initial Closing Date, the Agent and the Investors shall have received a copy of the resolutions or minutes, in form and substance satisfactory to the Agent and both Investors, of the Board of Directors of the Lessee and each Guarantor authorizing the execution, delivery and performance of this Agreement, the Guarantee and the other Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Lessee or of such Guarantor as of the Initial Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and both Investors and shall state that the resolutions or minutes thereby certified have not been amended, modified, revoked or rescinded;

          (g)  Lessee and Guarantor Incumbency Certificate. On the Initial
               -------------------------------------------
     Closing Date, the Agent and the Investors shall have received a certificate of the Lessee and each Guarantor, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Lessee and each Guarantor executing any Operative Agreement reasonably satisfactory in form and substance to the Agent and both Investors, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Lessee or of such Guarantor;

          (h)  [Reserved]

          (i)  Corporate Proceedings of the Trust Company. On the Initial
               ------------------------------------------
     Closing Date, the Agent, the Investors and the Lessee shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Agent, both Investors and the Lessee, of the Board of Directors of the Trust Company authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Trust Company as of the Initial Closing Date, which certificate shall be in form and substance satisfactory to the Agent, both Investors and the Lessee and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

          (j)  Trust Company Incumbency Certificate. On the Initial Closing Date
               ------------------------------------
     the Agent, both Investors and the Lessee shall have received a certificate of the Trust Company, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Trust Company executing any Operative Agreement, satisfactory in form and substance to the Agent, both Investors and the Lessee, executed by the President or any Vice President, Assistant Vice President, or a duly authorized Trust Officer and the Secretary or any Assistant Secretary of the Trust Company;

          (k)  Corporate Documents. (i) The Agent and both Investors shall have
               -------------------
     received true and complete copies of the certificate of incorporation and by-laws of the Lessee, certified as of the Initial Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Lessee;

                    (ii) The Agent and the Lessee shall have received true and complete copies of the articles of incorporation and by-laws of each of the Investors, certified as of the Initial Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each of the Investors;

          (l)  Consents, Licenses and Approvals. All consents, authorizations
               --------------------------------
     and filings required in order to allow Lessee to consummate the transaction contemplated by this Agreement shall have been obtained and be in full force and effect, except to the extent the failure to obtain or maintain any such consent, authorization or filing would not individually or in the aggregate have a Material Adverse Effect;

          (m)  Fees. The Agent and the Arranger shall have received the fees to
               ----
     be paid on the Initial Closing Date pursuant to the Fee Letter which fees shall not be paid using the proceeds of the Loans or Investor Contributions;

          (n)  Legal Opinions. (i) On the Initial Closing Date, the Agent and
               --------------
     the Investors shall have received the executed legal opinion of Latham & Watkins, in form and substance reasonably acceptable to the Agent;

                    (ii) On the Initial Closing Date, the Agent, the Lessee and the Investors shall have received the executed legal opinion of Morris, James, Hitchens &

     Williams LLP, special Delaware counsel to the Lessor and the Trust Company, in form and substance reasonably acceptable to the Agent; and

                    (iii) By the first Equipment Closing Date Agent, the Lessee, and the Investors shall have received the executed legal opinions of (a) Jackson Walker L.L.P., local counsel to the Lessee and the Guarantors in Texas and Louisiana, (b) Holland & Hart, local counsel to the Lessee and the Guarantors in Colorado and Wyoming, (c) Hinkle, Hensley, Shanor & Martin, L.L.P., local counsel to the Lessee and the Guarantors in New Mexico, (d) Mock, Schwabe, Waldo, Elder, Reeves & Bryant, local counsel to the Lessee and the Guarantors in Oklahoma, (e) Bryan Cave LLP, local counsel to the Lessee and the Guarantors in Kansas, (f) Balch & Bingham LLP, local counsel to the Lessee and the Guarantors in Alabama and (g) [ ], local counsel to the Lessee and the Guarantors in Arkansas, in form and substance reasonably acceptable to the Agent;

          (o)  Actions to Perfect Liens. The Agent shall have received evidence
               ------------------------
     in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed Lender Financing Statements and Lessor Financing Statements, necessary or, in the opinion of the Agent or the Investors, desirable to perfect the Liens created by the Security Documents shall have been completed;

          (p)  Lien Searches. By the first Equipment Closing Date the Agent and
               -------------
     the Investors shall have received the results of recent search by a Person reasonably satisfactory to the Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed in each State in which any Equipment is located with respect to personal property of the Lessee, and the results of such search shall be satisfactory to the Agent and [both] Investors;

          (q)  Representations and Warranties. The representations and
               ------------------------------
     warranties of the Lessor, the Lessee, the Investors and the Guarantor contained herein and in each of the other Operative Agreements shall be true and correct in all material respects on and as of each Closing Date as if made on and as of each Closing Date (unless such representations and warranties specifically refer to another date);

          (r)  Performance of Operative Agreements. The parties hereto (other
               -----------------------------------
     than the Investors or the Lenders) shall have performed in all material respects their respective agreements contained herein and in the other Operative Agreements on or prior to each such Closing Date; and

          (s)  Default. There shall not have occurred and be continuing any
               -------
     Default or Event of Default and no Default or Event of Default will have occurred after giving effect to the Advance requested by such Requisition.

          6.2  Conditions to the Investors' and the Lenders' Obligations to
          -----------------------------------------------------------------
Make Advances to pay Equipment Acquisition Costs.
------------------------------------------------

          The obligations of the Investors to make the Investor Contribution, on the first Equipment Closing Date, and of the Lenders to make Loans to the Lessor, on an Equipment

Closing Date, for the purpose of providing funds to the Lessor necessary to acquire a piece of Equipment are subject to the satisfaction or waiver of the following conditions precedent:

          (a)  Requisition. The Agent and the Investors shall have received a
               -----------
fully executed counterpart of the Requisition dated as of the Equipment Closing Date (but delivered at least three Business Days prior to the Equipment Closing Date other than on the Initial Closing Date), appropriately completed;

          (b)  Bill of Sale. There shall have been delivered to the Lessor, a
               ------------
bill of sale (the "Bill of Sale"), in form and substance reasonably acceptable
                   ------------
to the Agent, with respect to each piece of Equipment being purchased on such Equipment Closing Date, conveying title to such piece of Equipment to the Lessor, subject only to the Permitted Exceptions;

          (c)  Title. The Lessor shall have good and valid title to the
               -----
Equipment being acquired on such Equipment Closing Date subject only to the Permitted Exceptions, and the Lessor shall have granted the security interest pursuant to the Security Agreement with respect to the Equipment.

          (d)  Lease Supplement. The Lessee shall have delivered a Lease
               ----------------
Supplement executed by the Lessee and the Lessor with respect to all Equipment being acquired on such Equipment Closing Date to the Agent;

          (e)  Security Agreement Supplement. The Lessee shall have delivered a
               -----------------------------
supplement to the Security Agreement executed by the Lessor with respect to each piece of Equipment being acquired on such Equipment Closing Date to the Agent that is not already subject to the Security Agreement. The Lien of the Security Agreement, as supplemented, shall conform to the representations and warranties set forth in Section 7.5(f);

          (f)  Supplement to Assignment of Lease. The Lessor shall have
               ---------------------------------
delivered an original Supplement to Assignment of Lease executed by the Lessor with respect to each piece of Equipment being acquired on such Equipment Closing Date that is not already subject to the Assignment of Lease;

          (g)  Appraisal. The Agent and the Investors shall have received an
               ---------
Appraisal of the Equipment being acquired on such Equipment Closing Date and such Appraisal shall be in form and substance acceptable to the Agent, both Investors and the Lessor;

          (h)  Default. There shall not have occurred and be continuing any
               -------
Default or Event of Default and no Default or Event of Default will have occurred after giving effect to the Advance requested by such Requisition;

          (i)  Local Opinions. With respect to each piece of Equipment being
               --------------
acquired on such Equipment Closing Date:

                    (i) the Agent and the Investors shall have received the executed legal opinion of local counsel to the Lessee and the Guarantors in the state in which such Equipment is located, in form and substance reasonably acceptable to the Agent;

                    (ii) the Agent, the Lessee and the Investors shall have received the executed legal opinion of special Delaware counsel to Lessor and the Trust Company, in form and substance reasonably acceptable to the Agent; and

                    (iii) the Agent and the Investors shall have received the executed legal opinion of counsel to Lessee and the Guarantors, substantially in form and substance reasonably acceptable to the Agent.

          SECTION 7.      REPRESENTATIONS AND WARRANTIES

          7.1  Representations and Warranties of the Investors on the Initial
          -------------------------------------------------------------------
Closing Date. Each of the Investors represents and warrants to each of the other
------------
parties hereto as of the Initial Closing Date as follows:

          (a)  Due Organization, etc. It is a duly organized and validly
               ---------------------
     existing corporation in good standing under the laws of its state of incorporation and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party.

          (b)  Authorization; No Conflict. The execution, delivery and
               --------------------------
     performance of each Operative Agreement to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Investor, nor the consummation of the transactions contemplated thereby by the Investor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) the shareholders of, or approval or consent of any Person, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof,
     (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Equipment, its articles of incorporation or by-laws, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority other than any Governmental Action required solely due to the nature of the Equipment.

          (c)  Enforceability, etc. Each Operative Agreement to which it is a
               --------------------
     party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d)  ERISA. The Investor is making the Investor Contribution
               -----
     contemplated to be made by it hereunder for its own account and with its general corporate assets in the ordinary course of its business, and no part of such amount constitutes (i) "plan assets" under 29 CFR 2510.3-101 or (ii) assets of a "governmental plan" as defined under Section 3(32) of ERISA.

          (e)  Litigation. To its knowledge, no litigation, investigation or
               ----------
     proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Investor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which would reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Investor.

          (f)  Lessor Liens. The Equipment is free and clear of Lessor Liens
               ------------
     attributable to the Investors.

          7.2  Representations and Warranties of Lessor on the Initial Closing
          --------------------------------------------------------------------
Date. Lessor represents and warrants to each of the other parties hereto as of
----
the Initial Closing Date as follows:

          (a)  Due Organization, etc.  Lessor is a duly organized and validly
               ----------------------
     existing business trust in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement.

          (b)  Authorization; No Conflict. The execution, delivery and
               --------------------------
     performance of each Operative Agreement to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Lessor, nor the consummation of the transactions contemplated thereby by the Lessor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) any party or approval or consent of any Person, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Equipment or the Trust Agreement, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority.

          (c)  Enforceability, etc.  Each Operative Agreement to which it is a
               --------------------
     party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d)  Litigation. No litigation, investigation or proceeding of or
               ----------
     before any arbitrator or Governmental Authority is pending or threatened by or against the Lessor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which would reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor.

          (e)  Assignment. Lessor has not assigned or transferred any of its
               ----------
     right, title or interest in or under the Lease, any other Operative Agreement or any Equipment, except in accordance with the other Operative Agreements.

          (f)  No Default. The Lessor is not in default under or with respect to
               ----------
     any of its Contractual Obligations in any respect which would reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor. No Default or Event of Default attributable to it has occurred and is continuing.

          (g)  Use of Proceeds. The proceeds of the Loans and the Investor
               ---------------
     Contribution shall be applied by the Lessor solely in accordance with the provisions of the Operative Agreements.

          (h)  Chief Place of Business. The Lessor's chief place of business,
               -----------------------
     chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

          (i)  Federal Reserve Regulations. The Lessor is not engaged
               ---------------------------
     principally in, and does not have as one of its most important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the Loans will be used by it, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations of the Board, including but not limited to, T, U or X of the Board.

          (j)  Investment and Holding Company Status. The Lessor is not (i) an
               -------------------------------------
     "investment company" as defined in, or subject to regulation under the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          (k)  Securities Act. Neither the Lessor nor any Person authorized by
               --------------
     the Lessor to act on its behalf has offered or sold any interest in the Equipment or the Notes, or in any similar security or interest relating to the Equipment, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Equipment or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

          (l)  ERISA. The Lessor is making the Lessor Contribution contemplated
               -----
     to be made by it hereunder in the ordinary course of its business, and no part of such amount constitutes (i) "plan assets" under 29 CFR 2510.3-101 or (ii) assets of a "governmental plan" as defined under Section 3(32) of ERISA.

          (m)  Lessor Liens. The Equipment is free and clear of all Lessor
               ------------
     Liens.

          7.3   Representations and Warranties of the Lessee on the Initial
          -----------------------------------------------------------------
Closing Date. Each of the representations and warranties of the Lessee set forth
------------
in Section 9 of the Guaranty are hereby incorporated by reference as if made by Lessee pursuant to the terms of this Agreement and shall for all purposes be deemed to have been made by Lessee hereunder on the Initial Closing Date.

          7.4  Representations and Warranties of the Trust Company on the
          ---------------------------------------------------------------
Initial Closing Date. The Trust Company represents and warrants to each of the
--------------------
other parties hereto that:

          (a)  Due Organization, etc. It is a banking corporation duly organized
               ----------------------
     and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Trust Agreement and has the corporate power and authority to act as the trustee under the Trust Agreement and to enter into and perform the obligations under each of the other Operative Agreements to which Trust Company or the Trust, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Initial Closing Date in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Trust, as the case may be, is or will be a party.

          (b)  Authorization; No Conflict. The execution, delivery and
               --------------------------
     performance of each Operative Agreement to which it is a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by both Investors) as the Trust, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any Person (ii) does or will contravene any current United States federal law, governmental rule or regulation relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its charter or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority of the State of Delaware or the United States governing its banking or trust powers.

          (c)  Trust Agreement Enforceability, etc. The Trust Agreement and,
               ------------------------------------
     assuming the Trust Agreement is the legal, valid and binding obligation of both Investors, each other Operative Agreement to which Trust Company or the Trust, as the case may be, is a party have been, or on or before the Closing Date will be, duly executed and delivered by Trust Company or the Trust, as the case may be, and the Trust Agreement and each such other Operative Agreement to the extent entered into by the Trust Company constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d)  Litigation. No litigation, investigation or proceeding of or
               ----------
     before any arbitrator or Governmental Authority is pending or threatened by or against the Trust Company with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby.

          (e)  Liens. The Trust Estate is free and clear of Lessor Liens
               -----
     attributable to the Trust Company, and there are no Liens affecting the title of the Trust to the Equipment or resulting from any act or claim against the Trust Company arising out of any event or condition not related to the ownership, leasing use or operation of the Equipment or any other transaction contemplated by this Agreement or any of the other Operative Agreements, including any Lien resulting from the nonpayment by the Trust Company of any Taxes imposed or measured by its net income.

          7.5  Representations and Warranties of the Lessee on Equipment
          --------------------------------------------------------------
Closing Dates. The Lessee hereby represents and warrants as of each Equipment
-------------
Closing Date as follows:

          (a)  Representations and Warranties. The representations and
               ------------------------------
warranties of the Lessee and the Guarantors set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Equipment Closing Date as if made on and as of such Equipment Closing Date (unless such representations and warranties specifically refer to another date). The Lessee and each Guarantor are in compliance in all material respects with their respective obligations under the Operative Agreements and there exists no Lease Default or Lease Event of Default.

          (b)  No Default. No Default or Event of Default attributable to Lessee
               ----------
will occur as a result of, or after giving effect to, the Advance requested by the Requisition on such Equipment Closing Date.

          (c)  Authorization by the Lessee. The execution and delivery of each
               ---------------------------
Lease Supplement and other Operative Agreement delivered by the Lessee on such Equipment Closing Date and the performance of the obligations of the Lessee under each such Lease Supplement and other Operative Agreements have been duly authorized by all requisite corporate action of the Lessee.

          (d)  Execution and Delivery by the Lessee. Each Lease Supplement and
               ------------------------------------
other Operative Agreement delivered on such Equipment Closing Date by the Lessee have been duly executed and delivered by the Lessee.

          (e)  Valid and Binding Obligations. Each Lease Supplement and other
               -----------------------------
Operative Agreement delivered by the Lessee on such Equipment Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (f)  Filing of UCC Financing Statements and Priority of Liens. The UCC
               --------------------------------------------------------
Financing Statements with respect to the Equipment being acquired on such Equipment Closing Date have been fully executed and delivered to the Agent on the Equipment Closing Date or have been filed with the appropriate Governmental Authorities so that the liens created pursuant to each of the Operative Agreements constitutes a valid and perfected security interest on each applicable piece of Equipment located thereon in an amount not less than the Equipment Cost with respect to such Equipment subject, in all cases, to the Lessee's right to relocate the Equipment. On such Equipment Closing Date, there are no security interests on the applicable Equipment other than the liens created pursuant to each of the Operative Agreements and other than Permitted Liens.

          (g)  Insurance Coverage. The Lessee maintains insurance coverage for
               ------------------
each piece of Equipment being acquired by the Lessor on such Equipment Closing Date which meets the requirements of Section 14.1 of the Lease and all of such coverage is in full force and effect.

          (h)  Legal Requirements. Each piece of Equipment being acquired by the
               ------------------
Lessor on such Equipment Closing Date complies in all material respects with all Legal Requirements (including all zoning and land use laws and Environmental
Laws).

          (i)  Consents, etc. All material consents, licenses and permits
               -------------
required by all Legal Requirements for operation of each piece of Equipment being acquired on such Equipment Closing Date have been obtained and are in full force and effect.

          (j)  Environmental Matters.
               ---------------------

                    (i) The Equipment being acquired on such Equipment Closing Date does not contain any Hazardous Substances in amounts or concentrations which (i) constitute a material violation of, or (ii) would reasonably be expected to give rise to material liability under, any Environmental Law.

                    (ii) The Equipment being acquired on such Equipment Closing Date is in compliance in all material respects with all applicable Environmental Laws.

                    (iii) Neither the Lessee nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding any material non-compliance with Environmental Laws with regard to the Equipment being acquired on such Equipment Closing Date, nor does the Lessee have knowledge that any such notice will be received or is being threatened.

                    (iv) Hazardous Substances have not been transported or discharged from the Equipment being acquired on such Equipment Closing Date so as to create a material violation of any Environmental Law, nor have any Hazardous Substances been generated, treated, or used with respect to the Equipment being acquired on such Equipment Closing Date so as to create a material violation of any applicable Environmental Law.

                    (v) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Lessee, threatened, under any Environmental Law to which the Lessee or any Subsidiary is or, to Lessee's knowledge, will be named as a party with respect to the Equipment being acquired on such Equipment Closing Date, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Equipment being acquired on such Equipment Closing Date.

                    (vi) There has been no release or threat of release of Hazardous Substances at or from the Equipment being acquired on such Equipment Closing Date, or arising from or related to the operations of the Lessee or any Subsidiary in connection with the Equipment being acquired on such Equipment Closing Date, in violation of or in amounts or in a manner that would reasonably be expected to give rise to any material liability under any Environmental Laws.

          (k)  Location of the Equipment. Each piece of Equipment being acquired
               -------------------------
on such Equipment Closing Date is located within the United States or on lands covered by leases under the exclusive jurisdiction of the United States of America pursuant to the Outer Continental Shelf Lands Act, as amended, 43 U.S.C.
(S) (S) 1331, et seq. (1986).
              -- ---

          (l)  Conditions Precedent in Operative Agreements. All conditions
               --------------------------------------------
precedent contained in this Agreement and in the other Operative Agreements required to be satisfied by Lessee relating to the acquisition of a piece of Equipment by the Lessor have been satisfied in full or waived by the Agent and the Lessee.

          (m)  Hart-Scott-Rodino. The acquisition of the Equipment being
               -----------------
acquired on such Equipment Closing Date does not conflict with, violate or require the consent of, any Governmental Authority under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          7.6  Representations and Warranties of the Lessor on Equipment
               ---------------------------------------------------------
Closing Dates.  The Lessor hereby represents and warrants as of each Equipment
-------------
Closing Date as follows:

          (a)  Representations and Warranties; No Default.  The representations
               ------------------------------------------
and warranties of the Lessor set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Equipment Closing Date as if made on and as of such Equipment Closing Date (unless such representations and warranties specifically refer to another date). The Lessor is in compliance with its respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default attributable to the Lessor will occur as a result of, or after giving effect to, the Advance requested by the Requisition on such Equipment Closing Date.

          (b)  Authorization by the Lessor.  The execution and delivery of each
               ---------------------------
Lease Supplement, Security Agreement Supplement, Supplement to Assignment of Lease and other Operative Agreement delivered by the Lessor on such Equipment Closing Date and the performance of the obligations of the Lessor under each such Lease Supplement, Security Agreement Supplement, Supplement to the Assignment of Lease and other Operative Agreement have been duly authorized by all requisite action of the Lessor.

          (c)  Execution and Delivery by the Lessor.  Each Lease Supplement,
               ------------------------------------
Security Agreement Supplement, Supplement to the Assignment of Lease and other Operative Agreement delivered by the Lessor on such Equipment Closing Date have been duly executed and delivered by the Lessor.

          (d)  Valid and Binding Obligations.  Each Lease Supplement, Security
               -----------------------------
Agreement Supplement, Supplement to the Assignment of Lease and other Operative Agreement delivered by the Lessor on such Equipment Closing Date is a legal, valid and binding obligation of the Lessor, enforceable against the Lessor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (e)  Conditions Precedent in Operative Agreements.  All conditions
               --------------------------------------------
precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Lessor relating to the acquisition of a piece of Equipment by the Lessor have been satisfied in full.

          SECTION 8.  PAYMENT OF CERTAIN EXPENSES

          Lessee agrees, for the benefit of the Investors, the Trust Company, the Lessor, the Agent and each of the Lenders, to:

          8.1  Transaction Expenses.  (a) On the Initial Closing Date, pay, or
               --------------------
cause to be paid, all reasonable fees, expenses and disbursements of one counsel to each of the Lessor, the Trust Company, the Agent, and the Investors in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date, including all Transaction Expenses, and all other reasonable expenses in connection with such

Initial Closing Date, including all expenses relating to all fees, taxes and expenses for the recording, registration and filing of documents.

          (b) On each Equipment Closing Date, pay, or cause to be paid, all reasonable fees, expenses and disbursements of each of the Lessor's, the Trust Company's, the Agent's and the Investors' counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Equipment Closing Date, including all Transaction Expenses arising from such Equipment Closing Date, and all other reasonable expenses in connection with such Equipment Closing Date, including all expenses relating to each Appraisal, and all fees, taxes and expenses for the recording, registration and filing of documents.

          8.2  Brokers' Fees and Stamp Taxes.  Pay or cause to be paid brokers'
               -----------------------------
fees with respect to brokers retained by or with the prior written consent of Lessee and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

          8.3  Certain Fees and Expenses.  Pay or cause to be paid (i) the
               -------------------------
initial and annual Trust Company's fee and all expenses of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as trustee under the Trust Agreement,
(ii) all costs and expenses incurred by the Lessee, the Agent, the Investors, the Trust Company or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Lessee, and (iii) all costs and expenses incurred by the Lessor, the Lessee, the Investors, the Trust Company or the Agent in connection with any purchase of any Equipment by the Lessee pursuant to Section 20 of the Lease.

          8.4  Credit Agreement and Related Obligations.  (a) Pay, on or prior
               ----------------------------------------
to the due date thereof, all costs, fees, indemnities, expenses and other amounts (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to Section 2.14 of the Credit Agreement or otherwise) required to be paid by the Lessor under any Operative Agreement.

          (b) Pay to the Agent all fees specified in the Fee Letter at the time and in the manner required by the Fee Letter, which fees may not be paid by using the proceeds of the Loans or the Investor Contribution.

          (c) Pay to the Lessor promptly after receipt of notice therefor any additional amounts payable to the Investors in respect of the Investor Contribution under Sections 2.13, 2.14 and 2.15 of the Credit Agreement (it being agreed that the Investors are, for purposes of this Agreement, beneficiaries of the provisions of Sections 2.13, 2.14 and 2.15 of the Credit Agreement).

          8.5  Commitment Fees.  (a) Pay to the Agent for the account of each
               ---------------
Lender the Commitment Fee on each Commitment Fee Payment Date.

          (b) Pay to the Investors the Investor Commitment Fee on each Commitment Fee Payment Date in accordance with each investor's pro rata portion of the Available Investor Commitment.

          (c) The Commitment Fee and the Investor Commitment Fee shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. If all or a portion of the Commitment Fee or the Investor Commitment Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the applicable Overdue Rate, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          8.6  Overdue Rate.  If all or a portion of the Investor Yield, the
               ------------
Investor Contribution or any other amount owed to the Investors shall not be paid when due, such overdue amount shall bear interest, payable on demand, at a rate per annum equal to the applicable Overdue Rate, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          8.7  Continuous Perfection of Security Interests.  If the Officer's
               -------------------------------------------
Certificate required to be delivered by Lessee pursuant to Section 10.3(b) of the Lease shall indicate that any of the Equipment has been relocated, then Lessee will provide to the Agent, together with the Officer's Certificate, evidence in form and substance satisfactory to Agent that all filings, recordings, registrations and other actions, including the filing of duly executed Lender Financing Statements and Lessor Financing Statements, necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens granted by the Security Documents shall have been completed.

          8.8  Oklahoma Equipment Subleases.  With respect to any leases or
               ----------------------------
other agreements entered into by Lessee with respect to Equipment located in the State of Oklahoma ("Oklahoma Subleases"), Lessee shall, by February 1, 2001 (or
                    ------------------
within 90 days of the date any Oklahoma Sublease is subsequently entered into), undertake to file, in accordance with 60 Okla. Stat. 1991 (S) 319, et. seq., the original Oklahoma Sublease instrument or a true copy thereof in the chattel mortgage records of the office of the county clerk in the county where the Equipment is located and provide Agent with reasonably satisfactory evidence of Lessee's compliance with this Section 8.8.

          SECTION 9. OTHER COVENANTS AND AGREEMENTS

          9.1  Covenants of the Trust and the Investors and the Trust Company.
               --------------------------------------------------------------
Each of the parties hereby agrees that so long as this Agreement is in effect:

          (a)  Discharge of Liens.  Each of the Investors, the Trust and the
               ------------------
Trust Company, in its individual capacity, will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Equipment attributable to it or any of its Affiliates; provided,
                                                                    --------
however, that the Investor, the Trust and the Trust Company shall not be
-------
required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not cause Lessee or any other party hereto to be in default under any of the Operative Documents and shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the use or disposition of, the Equipment or title thereto or any interest therein or the payment of Rent.

          (b)  Trust Agreement.  Without prejudice to any right under the Trust
               ---------------
Agreement of the Trust Company to resign, or the Investors' right under the Trust Agreement to remove the institution acting as Trustee, each of the Investors and the Trust Company hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement without the prior written consent of any party adversely affected by such amendment and in any event with prior notice to the Lessee and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party. The Trust Company will provide each party hereto with a copy of any amendment to the Trust Agreement within thirty (30) days after such amendment is effective.

          (c)  Successor Trust Company.  The Trust Company or any successor may
               -----------------------
resign or be removed by both Investors as owner trustee, a successor owner trustee may be appointed, and a corporation may become the owner trustee under the Trust Agreement, only in accordance with the provisions of Section 8 of the Trust Agreement and with the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

          (d)  Indebtedness; Other Business.  The Trust shall not contract for,
               ----------------------------
create, incur or assume any indebtedness, or enter into any business or other activity, or hold title to any assets other than pursuant to or under the Operative Agreements.

          (e)  No Violation.  Neither the Investors nor the Trust Company will
               ------------
instruct the Trust to take any action in violation of the terms of any Operative Agreement.

          (f)  No Voluntary Bankruptcy.  Neither the Investors nor the Trust
               -----------------------
shall (i) commence, consent to, approve of or acquiesce to any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors; and neither the Investors nor the Trust shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

          (g)  Change of Chief Place of Business.  The Trust shall give prompt
               ---------------------------------
prior notice to the Lessee and the Agent if the Trust's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Equipment are kept, shall cease to be located at the address set forth in Section 7.2(h) or if it shall change its name.

          (h)  Loan Documents.  Provided that no Lease Event of Default is
               --------------
continuing, none of the Lenders, the Lessor, the Agent and the Investors shall consent to or permit any material amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Notes or the Security Documents which would reasonably be expected to adversely impact the Lessee, in each case without the prior written consent of the Lessee.

          (i)  Disposition of Assets.  The Trust shall not convey, sell, lease,
               ---------------------
assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly authorized by the Operative Agreements.

          (j)  Compliance with Operative Agreements.  It shall at all times
               ------------------------------------
observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party.

          (k)  Tax Reporting.  No party hereto other than the Lessee will file
               -------------
(or permit to be filed) any tax return taking the position that such party (or its affiliates) is the owner of the Equipment for federal, state or local tax purposes.

          9.2  Repayment of Certain Amounts on Maturity Date.  The Investors,
               ---------------------------------------------
the Lessor and the Agent hereby agree that if (i) on the Maturity Date (after giving effect to all payments made by the Lessee under the Lease and the application of all sales proceeds pursuant to Section 8 of the Credit Agreement) there remains any outstanding principal or accrued and unpaid interest under the Tranche B Notes (the aggregate amount of such outstanding principal, the "Tranche B Deficit") and (ii) during the Marketing Period the Lessor or the
 -----------------
Investors have received any Marketing Period Equity Return, then on the Maturity Date the Investors shall ratably pay to the Agent an amount up to the amount of the Tranche B Deficit to be applied pursuant to Section 8 of the Credit Agreement, but in no event greater than the Marketing Period Equity Return received by both Investors.

          9.3  Amendment of Certain Documents.  The Agent, for itself and on
               ------------------------------
behalf of the Lenders, hereby agrees for the benefit of the Trust and the Investors that it will not amend, alter or otherwise modify, or consent to any amendment, alteration or modification of, the Lease (including the definitions of any terms used in such document) without the prior written consent of the Trust and both Investors, as the case may be, if such amendment, alteration or modification would adversely affect the interests of the Trust or the Investors. Provisions requiring consent, include any amendment, alteration or modification that would release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or the Purchase Option Price or any other payments in respect of the Equipment as set forth in the Lease, or amend the provisions of Section 8 of the Credit Agreement, or reduce the amount of, or change the time or manner of payment of, obligations of the Lessee as set forth in the Lease, or create or impose any obligation on the part of the Trust or the Investors under the Lease, or extend or shorten the duration of the Term, or modify the provisions of this
Section 9.3.

          9.4  Proceeds of Casualty.  Subject to Section 15 of the Lease, the
               --------------------
Lessor and the Investors agree, for the benefit of the Agent and the Lenders, that if at any time either the Lessor or the either of the Investors receives any proceeds as a result, directly or indirectly, of any Casualty or Condemnation with respect to the Equipment which the Lessor is entitled to retain and hold in accordance with the terms of the Lease, the Lessor and both Investors agree that they will promptly deposit such amounts in an account with the Agent. The Lessor and the Investors also agree that they will execute and deliver such documents and instruments as the Agent may request in order to grant the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such proceeds.

          9.5  Intercreditor Agreement.  The Lessee, the Agent, the Lenders, the
               -----------------------
Investors and the Lessor hereby agree and confirm that the provisions of Section 8 of the Credit Agreement are intended to constitute an intercreditor agreement and a subordination agreement under Section 510 of the Bankruptcy Code or any similar provision therein.

          9.6  Appraisal.  The Lessee agrees that prior to any Replacement
               ---------
Equipment Closing Date, and upon the written request of the Required Lenders or both Investors, the Lessee shall provide to the Agent and the Investors an Appraisal of the Replacement Equipment, such Appraisal in form and substance satisfactory to the Agent, both Investors and the Required Lenders; provided,
                                                                    --------
the Lessee is not required to provide more than one such Appraisal in any twelve-month period; provided further, that notwithstanding anything in this
                     -------- -------
Section 9.6 to the contrary, if the aggregate value of (i) the Replacement Equipment relating to a prospective Replacement Equipment Closing Date and (ii) any Replacement Equipment acquired subsequent to the latest Replacement Equipment Closing Date relating to which the Lessee delivered an Appraisal, is equal to or greater than 10% of the aggregate value of the Equipment, then the Lessee shall provide to the Agent, the Investors and the Lenders an Appraisal of all Replacement Equipment acquired or to be acquired since the latest Appraisal, such Appraisal in form and substance satisfactory to the Agent, the Investors and the Required Lenders and including valuations of the Equipment replaced or being replaced by the Replacement Equipment that is the subject of such Appraisal. For purposes of this Section 9.6, the satisfaction of any Lender will be implied if such Lender does not inform the Agent, within ten Business Days after receiving any Replacement Equipment Appraisal, that it is not satisfied with such Appraisal.

          SECTION 10. CREDIT AGREEMENT

          10.1 Lessee's Credit Agreement Rights.  Notwithstanding anything to
               --------------------------------
the contrary contained in the Credit Agreement, the Agent, the Lenders, the Lessee, the Investors and the Trust hereby agree that:

          (a) the Lessee shall have the right to give the notices referred to in Section 2.2 of the Credit Agreement;

          (b) the Lessee shall have the right to convert or continue Loans in accordance with Section 2.5 of the Credit Agreement;

          (c) the Lessee shall receive copies of all notices delivered to the Lessor under the Credit Agreement and the other Operative Agreements and such notices shall not be effective until received by Lessee;

          (d) the Lessee shall have the right to select Interest Periods in accordance with the terms of the Credit Agreement;

          (e) the Lessee shall have the right to give notice of prepayment of the Loans in accordance with the Credit Agreement, provided that if the Lessee shall give notice of prepayment of the Loans, the Lessee shall prepay a pro rata portion of the Investor Contribution;

          (f) the Lessee shall have the right to cure, to the extent susceptible to a cure, any Credit Agreement Default or Credit Agreement Event of Default of the Lessor;

          (g) the Lessee shall have the right to approve any successor Agent pursuant to Section 7.9 of the Credit Agreement;

          (h) the Lessee shall have the right, on behalf of the Lessor, to select any Person or Persons (including the Lessee) to whom funds may be paid at the discretion of the Lessor in accordance with Sections 8.1 and 8.2 of the Credit Agreement;

          (i) the Lessee shall have the right to consent to any assignment by a Lender, if required pursuant to Section 9.5 of the Credit Agreement;

          (j) the Lessee shall have the right to request that another lending office be designated pursuant to Section 2.14(a) of the Credit Agreement;

          (k) Lessee shall have the right to cause a Lender to assign its rights and delegate its obligation under the Credit Agreement pursuant to
Section 2.15 of the Credit Agreement;

          (l) the Lessee shall have the obligation to notify the Agent of the amounts or information specified in Section 5.8 of the Credit Agreement; and

          (m) without limiting the foregoing clauses (a) through (l), and in addition thereto, (x) the Trust shall not exercise any right under the Credit Agreement without giving the Lessee at least fifteen (15) Business Days' prior written notice (or such shorter period as may be required but in no case less than five (5) Business Days) and, following such notice, the Trust shall take such action, or forbear from taking such action, as the Lessee shall direct and
(y) the Lessee shall have the right to exercise any other right of the Trust under the Credit Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Trust. Notwithstanding the foregoing, both Investors shall retain the exclusive right to direct the Trust with respect to the exercise of the Excepted Rights.

          SECTION 11. TRANSFER OF INTEREST

          11.1 Restrictions on Transfer.  Neither of the Investors may, directly
               ------------------------
or indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to the Trust

Estate or the Trust Agreement nor shall there be any change in control of either of the Investors without the consent of the Agent and the Lessee, which consent shall not be unreasonably withheld or delayed. Any transfer by either of the Investors as above provided, shall be effected pursuant to an agreement in form and substance reasonably satisfactory to the Agent, the Investors, the Trust Company, the Lessee and their respective counsel.

     11.2   Effect of Transfer.  From and after any transfer effected in
     -------------------------
accordance with this Section 11, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor Investor shall
                       --------  -------
remain liable under the Trust Agreement to the extent that the transferee Investor shall not have assumed the obligations of the transferor Investor thereunder. Upon any transfer by either of the Investors as above provided, any such transferee shall assume the obligations of the same entity, and the Lessor or Investor, as the case may be, and shall be deemed the "same entity", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this
Section 11, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including rights to indemnification under any such document.

     SECTION 12. INDEMNIFICATION

     12.1  General Indemnity.  The Lessee hereby assumes liability for and
     -----------------------
agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person in any way relating to or arising out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Equipment or any part thereof(b) any latent or other defects in any piece of Equipment whether or not discoverable by an Indemnified Person or the Lessee; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage relating to the Equipment; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Lessee of any of its representations or warranties under the Operative Agreements or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; and (f) personal injury, death or property damage relating to the Equipment, including Claims based on strict liability in tort; but in any event excluding (v) Claims to the extent such Claims arise solely out of the gross negligence or willful misconduct of such Indemnified Person, (w) Claims to the extent such Claims arise solely out of events occurring after Lessee's discharge of all its obligations under the Lease or (x) any Taxes including any Claim (or any portion of a Claim) made upon an Indemnified Person by a third party that at its origin is based upon a Tax (other than amounts necessary to make any payments hereunder on an After Tax Basis, where the Lessee is otherwise specifically required to make such payments on an After Tax Basis), (y) legal proceedings commenced against an Indemnified Person by any security holder or creditor solely in its capacity as such, or (z) legal proceedings commenced against an Indemnified Person by any other Indemnified Person or by any transferee of an Indemnified Person. The Lessee shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that the Trust, the Trust Company, the Agent and the
--------  -------
Investors named in such Claim, may each retain separate counsel at the expense of the Lessee in the event of and to the extent of an actual conflict or a potential conflict. The Lessee and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessee's obligations under this Section 12.1, except to the extent failure to give such notice materially prejudices Lessee's rights hereunder or with respect to the defense or settlement of such Claim. After an Indemnified Person has been fully indemnified for a Claim pursuant to this Section 12.1, and so long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall be subrogated to any right of such Indemnified Person with respect to such Claim. None of the Indemnified Persons shall settle a Claim without the prior written consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

     12.2   General Tax Indemnity.  (a)  The Lessee shall pay and assume
     ----------------------------
liability for, and does hereby agree to indemnify, protect and defend the Equipment and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

     (b) Provided that no Default or Event of Default has occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Lessee (in whole or in part), such Tax Indemnitee shall promptly pay to the Lessee the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advanced by the Lessee, in each case net of reasonable expenses not already paid or reimbursed by the Lessee.

     (c) (i) Subject to the terms of Section 12.2(g), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

             (ii) In the case of Impositions for which no contest is conducted pursuant to Section 12.2(g) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses a Tax Indemnitee, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to 15 days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to
Section 12.2(g), the Lessee shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 12.2(g).

               (iii) Impositions imposed with respect to a piece of Equipment for a billing period during which the Lease expires or terminates with respect to such Equipment (unless the Lessee has exercised the Purchase Option with respect to the Equipment) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

               (iv) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10% or more of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee.

       (d) (i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Equipment. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection
(a), provide such Tax Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Tax Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Lessee) with respect to the Equipment which the Lessee may reasonably require to prepare any required tax returns or reports;

     (e) If as a result of the payment or reimbursement by the Lessee of any expenses of a Tax Indemnitee or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, any Tax Indemnitee, shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Tax Indemnitees (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such Tax Indemnitees, in respect thereof, as well as any interest, penalties and additions to tax payable by such Tax Indemnitees, in respect thereof;

          (f) As between the Lessee and the Lessor, the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Trust Company in its individual capacity and as the Lessor (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes or the Certificates to the extent, but only to the extent, Lessor has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Lessor receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor);

       (g) (i) If a written claim is made against any Tax Indemnitee or if any proceeding shall be commenced against such Tax Indemnitee (including a written notice of such proceeding), for any Impositions, such Tax Indemnitee shall promptly notify Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of Lessee for thirty (30) days after the receipt of such notice by Lessee; provided, that, in the case of any such claim
                                  --------
or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, inform Lessee, and no action shall be taken with respect to such claim or proceeding without the consent of Lessee before the end of such shorter period; provided, further, that the failure of such Tax Indemnitee to
                --------  -------
give the notices referred to this sentence shall not diminish Lessee's obligation hereunder except to the extent such failure materially adversely affects Lessee in contesting all or part of such claim.

               (ii) If, within thirty (30) days of receipt of such notice from the Tax Indemnitee (or such shorter period as the Tax Indemnitee has noticed Lessee is required by law or regulation for the Tax Indemnitee to commence such contest), Lessee shall request in writing that such Tax Indemnitee contest such Imposition, the Tax Indemnitee shall, at the expense of Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Tax Indemnitee, the Tax Indemnitee, at Lessee's request, shall allow Lessee to conduct and control such contest and (B) in the case of any contest that Lessee is not entitled to control, the Tax Indemnitee may request Lessee to conduct and control such contest if possible or permissible under applicable law or regulation) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by Lessee from time to time.

               (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided that all
                                                       --------
decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Tax Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Tax Indemnitee shall waive its rights to any indemnity from Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section 12.2 by way of indemnification or advance for the payment of an Imposition, and no other then future liability of the Lessee is likely with respect to such Imposition.

        (iv) Notwithstanding the foregoing provisions of this Section 12.2, a Tax Indemnitee shall not be required to take any action and Lessee shall not be permitted to contest any Impositions in its own name or that of the Tax Indemnitee unless (A) Lessee shall have agreed to pay and shall pay to such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Tax Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Tax Indemnitee for which Lessee may be liable to pay an indemnity under this Section 12.2) is more than $25,000, unless the pursuit of such contest is in a manner mutually satisfactory to the Tax Indemnitee and the Lessee, but in no event shall such right prevent the Lessee from prosecuting or continuing such contest, (C) the Tax Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any piece of Equipment, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, Lessee shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Tax Indemnitee is required to pay (with no additional net after-tax cost to such Tax Indemnitee), (E) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default shall have occurred and be continuing. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United State Supreme Court. In addition, a Tax Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 12.2, unless there shall have been a change in law (or interpretation thereof) and the shall Tax Indemnitee have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to the Tax Indemnitee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Tax Indemnitee will prevail in such contest.

      SECTION 13.    MISCELLANEOUS

      13.1  Survival of Agreements.  The representations, warranties, covenants,
      ----------------------------
indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this

Agreement, the transfer of the Equipment to the Trust, any disposition of any interest of the Trust in the Equipment or any interest of the Investors in the Trust, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

          13.2   No Broker, etc.  Each of the parties hereto represents to the
          ---------------------
others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, except for the Arranger, the fees of which shall be paid by the Lessee in accordance with the Fee Letter. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

          13.3   Notices.  All notices, requests and demands to or upon the
          --------------
respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) one Business Day after delivery to a nationally recognized courier service specifying overnight delivery, (c) three Business Days after being deposited in the mail, certified or registered, postage prepaid, or (d) in the case of facsimile notice, when sent and receipt has been confirmed, addressed as follows in the case of the Lessee, the Trust, the Trust Company and the Agent, and as set forth in Schedule 1.1 of the Credit Agreement in the case of the Lenders:
             ------------

   If to the Lessee, to it at: Hanover Compression Inc.
                               12001 North Houston Rosslyn
                               Houston, Texas 77806
                               Attention: Chief Financial Officer
                               Telecopy No.: 281-447-8781

   With a copy to:             Latham & Watkins
                               Sears Tower, Suite 5800
                               233 South Wacker Drive
                               Chicago, Illinois 60606
                               Attention: Richard S. Meller and
                                          Michael A. Pucker
                               Telecopy No.: 312-993-9767

   If to the Trust, to it at:  Hanover Equipment Trust 2000B
                               c/o Wilmington Trust Company
                               Rodney Square North
                               1100 North Market Street
                               Wilmington, Delaware 19890
                               Attention:  Corporate Trust Administration
                               Telecopy No.:  302-651-8882

     If to the Investors, to them
     at:                            Bank Hapoalim B.M.
                                    250 Montgomery Street, Suite 700
                                    San Francisco, CA  94104

                                    FBTC Leasing Corp.
                                    Two World Trade Center
                                    New York, NY  10048

     If to the Trust Company,
     to it at:                      Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, Delaware 19890
                                    Attention:  Corporate Trust Administration
                                    Telecopy No.:  302-651-8882

     If to the Agent, to it at:     The Chase Manhattan Bank
                                    Loan and Agency Services Group
                                    One Chase Manhattan Plaza
                                    New York, New York 10081
                                    Attention:  Agency Service
                                    Telecopy No.:  212-552-5777

                                               and

                                    Credit and Lending
                                    The Chase Manhattan Bank
                                    270 Park Avenue
                                    21st Floor
                                    New York, NY  10017
                                    Attention:  Steve Wood
                                    Telecopy No.:  212-270-3897

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

          13.4  Counterparts.  This Agreement may be executed by the parties
          ------------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          13.5  Amendments and Termination. Neither this Agreement nor any of
          --------------------------------
the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Agreement may be terminated by an agreement signed in writing by the Trust, both Investors, the Lessee, the Agent and the Lenders. Notwithstanding the foregoing provisions to the contrary, in the case of the Lenders, the action of the Required Lenders shall control, except as otherwise provided in Section 9.1 of the Credit Agreement.

     13.6   Headings, etc..  The Table of Contents and headings of the various
     --------------------
Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     13.7   Parties in Interest.  Except as expressly provided herein, none of
     --------------------------
the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

     13.8   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
     -----------------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     13.9   Severability.  Any provision of this Agreement that is prohibited or
     -------------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.10  Liability Limited.  The Lessee, the Agent, the Lenders and the
     ------------------------
Investors each acknowledge and agree that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement on behalf of the Trust and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Trust, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

     13.11  Rights of Lessee.  Notwithstanding any provision of the Operative
     -----------------------
Agreements, if at any time all obligations (i) of the Trust under the Credit Agreement and the Security Documents and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease (to the extent not previously terminated) and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to the Equipment. Upon the fulfillment of the obligations contained in clauses (i) and (ii) above, the Lessor shall transfer to the Lessee all of its right, title and interest in and to the Equipment (to the extent not previously transferred to the Lessee in accordance with the Lease) and any amounts or proceeds referred to in the foregoing clause
(b) shall be paid over to the Lessee.

     13.12  Further Assurances.  The parties hereto shall promptly cause to be
     -------------------------
taken, executed, acknowledged or delivered, at the sole expense of the Lessee (other than with respect to the removal of Lessor Liens), all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

     13.13  Successors and Assigns.  This Agreement shall be binding upon and
     -----------------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     13.14  No Representation or Warranty.  Nothing contained herein, in any
     ------------------------------------
other Operative Agreement or in any other materials delivered to the Lessee in connection with the transactions contemplated hereby or thereby shall be deemed a representation or warranty by the Agent or the Arranger or any of their Affiliates as to the proper accounting treatment or tax treatment that should be afforded to the Lease and the Lessor's ownership of the Equipment and the Agent expressly disclaims any representation or warranty with respect to such matters.

     13.15  Highest Lawful Rate.  It is the intention of the parties hereto
     --------------------------
conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the obligations of the Lessee, the Lessor or the Investors or any other party under any Operative Agreement, shall be subject to the limitation that payments of interest or of other amounts constituting interest shall not be required to the extent that receipt thereof would be in excess of the Highest Lawful Rate, or otherwise contrary to provisions of law applicable to the recipient limiting rates of interest which may be charged or collected by the recipient. Accordingly, if the transactions or the amount paid or otherwise agreed to be paid for the use, forbearance or detention of money under this Agreement, the Lease and any other Operative Agreement would exceed the Highest Lawful Rate or otherwise be usurious with respect to the recipient of any such amount, then, in that event, notwithstanding anything to the contrary in this Agreement, the Lease or any other Operative Agreement, it is agreed as follows as to the recipient of any such amount:

     (a) the provisions of this Section 13.15 shall govern and control over any other provision in this Agreement, the Lease and any other Operative Agreement and each provision set forth therein is hereby so limited;

     (b) the aggregate of all consideration which constitutes interest that is contracted for, charged or received under this Agreement, the Lease, or any other Operative Agreement shall under no circumstances exceed the maximum amount of interest allowed by any Requirement of Law (such maximum lawful interest rate, if any, with respect to such Lender herein called the "Highest Lawful
                                                             --------------
Rate"), and all amounts owed under this Agreement, the Lease and any other
----
Operative Agreement shall be held subject to reduction and ((i) the amount of interest which would otherwise be payable to the recipient hereunder and under the Lease, the Loan Documents and any other Operative Agreement, shall be automatically reduced to the amount allowed under any Requirement of Law and
(ii) any unearned interest paid in excess of the Highest Lawful Rate shall be credited to the payor by the recipient (or, if such consideration shall have been paid in full, refunded to the payee);

     (c) all sums paid, or agreed to be paid for the use, forbearance and detention of the money under this Agreement, the Lease, or any other Operative Agreement shall, to the extent permitted by any Requirement of Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and

     (d) if at any time the interest, together with any other fees, late charges and other sums payable pursuant to or in connection with this Agreement, the Lease, and any other Operative Agreement executed in connection herewith or therewith, and deemed interest under any Requirement of Law exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees, charges and sums to accrue to the recipient of such interest, fees, charges and sums pursuant to the Operative Agreement shall be limited, notwithstanding anything to the contrary in the Operative Agreement to that amount which would have accrued at the Highest Lawful Rate for the recipient, but any subsequent reductions, as applicable, shall not reduce the interest to accrue pursuant to the Operative Agreement below the recipient's Highest Lawful Rate until the total amount of interest payable to the recipient (including all consideration which constitutes interest) equals the amount of interest which would have been payable to the recipient (including all consideration which constitutes interest), plus the amount of fees which would have been received
                       ----
but for the effect of this Section 13.15.

     13.16  Waiver.  EACH PARTY HERETO FOR THE BENEFIT OF THE PARTIES HERETO AND
     -------------
THE GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING PURSUANT TO THE OPERATIVE AGREEMENTS ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.



                              HANOVER COMPRESSION INC., as Lessee


                              By:   ________________________________________
                                    Name:
                                    Title:


                              HANOVER EQUIPMENT TRUST 2000B


                              By: Wilmington Trust Company, not individually but solely as Trustee

                                    ________________________________________
                                    Name:
                                    Title:

                              THE CHASE MANHATTAN BANK, as Agent and
                              as a Lender


                              By:   ________________________________________
                                    Name:
                                    Title:

                              WILMINGTON TRUST COMPANY, in its
                              individual capacity, only to the extent expressly set forth herein


                              By:   ________________________________________
                                    Name:
                                    Title:

                              FBTC LEASING CORP., as an Investor


                              By:   ________________________________________
                                    Name:
                                    Title:

                              ARAB BANKING CORPORATION (B.S.C.), as a
                              Lender


                              By:   ________________________________________
                                    Name:
                                    Title:

                              BANK HAPOALIM B.M., as an Investor and as a Lender


                              By:    _____________________________________
                                     Name:
                                     Title:

                              By:    _____________________________________
                                     Name:
                                     Title:

                            THE BANK OF TOKYO MITSUBISHI LIMITED,
                            as a Lender


                            By:      ______________________________
                                     Name:
                                     Title:

                            CITIBANK, N.A., as a Co-Agent and as a Lender



                            By:      _______________________________
                                     Name:
                                     Title:

                            COMERICA BANK, as a Lender


                            By:       _______________________________
                                      Name:
                                      Title:

                            CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender


                            By:      ______________________________
                                     Name:
                                     Title:

                            THE FUJI BANK, LIMITED, as a Lender


                            By:    ____________________________
                                   Name:
                                   Title:

                            GUARANTY FEDERAL BANK, F.S.B., as a
                            Lender


                            By:    ___________________________
                                   Name:
                                   Title:

                            THE INDUSTRIAL BANK OF JAPAN, LTD., as a
                            Co-Agent and as a Lender


                            By:    _____________________________
                                   Name:
                                   Title:

                            NATIONAL WESTMINSTER BANK plc, NEW
                            YORK BRANCH, as Managing Agent and as a
                            Lender


                            By:    ____________________________
                                   Name:
                                   Title:

                            NATIONAL WESTMINSTER BANK plc,
                            NASSAU BRANCH, as Managing Agent and as a Lender


                            By:    ______________________________
                                   Name:
                                   Title:

                            SUNTRUST BANK, as a Lender



                            By:    ______________________________
                                   Name:
                                   Title:

                                                                         ANNEX B

                                  PRICING GRID

                            Participation Agreement
                            -----------------------

                                                                                  Applicable
    Consolidated          Applicable Margin-         Applicable Margin-           Commitment
 Indebtedness Ratio       Eurocurrency Loans           Base Rate Loans             Fee Rate
-------------------       ------------------           ---------------             --------
     *4.0 to 1.0                   1.75%                      .750%                   .375%

    **4.0 to 1.0 and               1.75%                      .750%                   .375%
     *3.0 to 1.0

    **3.0 to 1.0 and               1.50%                      .500%                   .300%
     *2.0 to 1.0

    **2.0 to 1.0 and               1.25%                      .500%                   .300%
     *1.0 to 1.0

    **1.0 to 1.0                   1.00%                         0%                   .250%

*  denotes greater than
** denotes less than or equal to

Changes in the Applicable Margin or in the Applicable Commitment Fee Rate resulting from changes in the Consolidated Indebtedness Ratio shall become effective on each date which is the start of the succeeding fiscal quarter (each, an "Adjustment Date") for which an Applicable Margin Certificate of
           ---------------
Holdings is delivered to the Lenders pursuant to Section 10.2(f) of the Guarantee (but in any event not later than the 45th day after the end of each of each quarter of each fiscal year) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Applicable Margin Certificate referred to above is not delivered within the time periods specified above, then the Consolidated Indebtedness Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.0 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Indebtedness Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 11.1(d) of the Guarantee.

                                                                EXHIBIT D TO THE
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------

                                      FORM

                                  REQUISITION

          HANOVER COMPRESSION INC. (the "Lessee"), submits this Requisition and
                                         ------
certifies, represents and warrants to each of the Lessor, Investors, The Chase Manhattan Bank, as agent (in such capacity, the "Agent"), and each of the
                                                 -----
financial institutions from time to time parties to the Credit Agreement (the "Lenders") dated as of October 27, 2000, as follows (capitalized terms used in
 -------
this Requisition and not otherwise defined herein shall have the meaning assigned to such terms in Annex A to the Participation Agreement dated as of
                          -------
October 27, 2000 , among the Lessee, the Lessor, the Investor, the Agent and the Lenders) in each case as of the date hereof:

          (a)  Amount.  (a)  The total amount of the Advance requested by this
     Requisition is $[   ]. The Advance will be comprised of Loans totalling
     $[    $[   ] (not to exceed 97% of the aggregate amount requested).

          (b) The total amounts of the Available Commitments and the Available Investor Commitment (after giving effect to the amount requested by this
     Requisition) are $[    ] and $[    ], respectively.

          (c) With respect to aggregate Equipment Cost, the aggregate amount of the Loans outstanding represent [___]% of such Equipment Cost and the aggregate amount of the Investment Contribution represents [__]% of such Equipment Cost.

          (d)  Date of Advance.  The Lessee requests that the Advance be made on
     [   ].

          (e) Type of Loan and Contribution. The Lessee requests that the Loans be made as [Eurodollar Rate] [ABR Rate] Loans.

          (f)  Interest Period for Eurodollar Loans.  [  ] months.

          (g) Proceeds. The Lessee represents and warrants that the proceeds of the Advance shall be used solely to pay the Equipment Acquisition Costs and Transaction Expenses with respect to the Equipment identified in this Requisition.

          (h) Representations and Warranties. The Lessee hereby represents and warrants as follows in each case as of the date hereof:

                    (i) The representations and warranties of the Lessee and the Guarantors set forth in the Operative Agreements are true and correct in all material respects on and as of the date hereof. The Lessee and the Guarantors are in compliance with their respective obligations under the Operative

               Agreements and there exists no Default or Event of Default (other than a Borrower Default) under any of the Operative Agreements. No Default or Event of Default (other than a Borrower Default) will occur under any of the Operative Agreements as a result of the Advance requested by this Requisition.

                    (ii) Attached to this Requisition is a schedule identifying the Equipment which is the subject of this Requisition.

                    (iii) All conditions precedent contained in the
               Participation Agreement and in the other Operative Agreements relating to the acquisition of the Equipment by the Lessor have been satisfied in full.

          (i) Indemnity. The Lessee agrees to indemnify and hold harmless each of the Trust, the Trust Company, the Investors, the Agent and the Lenders and each director, officer, employee, agent, shareholder, partner or holder of beneficial interest thereof (each, an "indemnified person") against, and to reimburse each indemnified person, upon its demand, for, any losses, claims, damages, liabilities or other expenses ("Losses") to which such indemnified person may become subject insofar as such Losses arise out of or in any way relate to the breach by the Lessee of any representation or warranty contained in this Requisition or any untrue statement made in this Requisition, including, without limitation, Losses consisting of reasonable legal or other expenses incurred in connection with investigating, defending or participating in any legal proceeding relating to any of the foregoing (whether or not such indemnified person is a party thereto); provided, however, that no such indemnification will be required for any losses to the extent such losses arise solely out of the gross negligence or willful misconduct of such indemnified person.

          (j) Survival. The agreements, statements, representation and warranties contained in this Requisition shall survive and remain effective until the Loans and all other obligations under the Credit Agreement and the other Operative Agreements are paid or otherwise satisfied in full by the Lessee and the Lessee, as applicable.


                                             HANOVER COMPRESSION INC.


Date:                                        By: ____________________________
                                                 Name:
                                                 Title:

                                                                    EXHIBIT E TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------

                     FORM OF EQUIPMENT CLOSING CERTIFICATE

Pursuant to that certain Participation Agreement, dated as of October 27, 2000, among Hanover Compression Inc., as Lessee (the "Lessee"), Hanover Equipment Trust 2000B, as Lessor, The Chase Manhattan Bank, as Agent, the Investors, the
Trust Company and the Lenders named therein, the undersigned, a [   ] of Lessee,
does hereby certify on behalf of Lessee as follows (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement):

          (a) The Tranche A Percentage for the Equipment being acquired on the date hereof is [ ]%.

          (b) The Aggregate Tranche A Percentage for all Equipment after giving effect to the acquisition of the Equipment being acquired on the date hereof is
[   ]%.

           IN WITNESS WHEREOF, I have signed my name this ____ day of ________, 2000.

                                             HANOVER COMPRESSION INC.


                                             By: ______________________________
                                                 Name:
                                                 Title: